61408  05/00

Statement of Additional Information

Supplement dated May 6, 2000 to Statement of Additional information of:
Putnam Growth and Income Fund II (the "fund") dated March 30, 2000
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The Trustees of the fund have voted to change the fund's name to Putnam
Classic Equity Fund effective May 15, 2000.

The first paragraph under the heading "Fund Organization and Classification" is replaced with the following:

Putnam Classic Equity Fund is a Massachusetts business trust organized on October 5, 1994. A copy of the fund's Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of the Commonwealth of Massachusetts. Prior to May 15, 2000, the fund was known as Putnam Growth and Income Fund II.